SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 12, 2006

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Goldman Sachs International, Citigroup Global Markets Limited, Morgan Stanley & Co. International Limited, Barclays Bank PLC, Deutsche Bank AG, London Branch and The Royal Bank of Scotland plc (the “Underwriters”) have entered into a Pricing Agreement, dated December 12, 2006 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, £1,000,000,000 aggregate principal amount of the Company’s 4.875% Notes Due 2039 (the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated May 19, 2006 (the “Underwriting Agreement”), between the Company and the Underwriters.

The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on December 19, 2006. The Notes are being sold to the public at an issue price of 98.038% of the aggregate principal amount of the Notes. The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be £974,130,000.

The Notes constitute the Company’s newly created series of 4.875% Notes Due 2039 (the “Series”) and are senior, unsecured debt securities of the Company. The Series was created and established, and its terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”). The terms of the Notes are as set forth in the Indenture and in the form of Global Note (referred to below) that will represent the Notes.

The Notes have been admitted to the Official List of the Irish Stock Exchange and for trading on the Irish Stock Exchange.

The material terms of the Notes are described in the prospectus supplement of the Company dated December 12, 2006, which relates to the offer and sale of the Notes (the “Prospectus Supplement”) and supplements the Company’s prospectus dated December 21, 2005, which prospectus relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities (the “Prospectus”), and in the Prospectus. The Prospectus Supplement and the Prospectus were filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 14, 2006 pursuant to Rule 424(b)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated December 12, 2006, relating to the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on December 12, 2006.

The Notes will be delivered in book-entry form only and will be represented by a single global note in the original principal amount of £1,000,000,000 (the “Global Note”). The Global Note will be payable to The Bank of New York Depository (Nominees) Limited, as the nominee of The Bank of New York, London Branch, as common depositary for Clearstream Banking,

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société anonyme, and Euroclear Bank S.A./N.V. The Global Note will be executed by the Company and authenticated by the Trustee through the Trustee’s authenticating agent.

Filed as exhibits to this Current Report on Form 8-K are (i) the Pricing Agreement, (ii) the Underwriting Agreement, (iii) the Series Terms Certificate that relates to the Series, that was executed in accordance with the Indenture and that evidences the establishment of the terms and conditions of the Series in accordance with the Indenture, (iv) the form of the Global Note and (v) the opinion of Andrews Kurth LLP regarding the legality of the Notes.

The Company is offering and selling an aggregate principal amount of up to the equivalent of $350 million of Notes in the United States (including any Notes that are initially offered and sold outside the United States pursuant to Regulation S, but which may be resold in the United States in transactions requiring registration under the Securities Act) in reliance on and under the Company’s Registration Statement on Form S-3 (File No. 333-130569), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. (The aggregate principal amount of the Notes being offered and sold pursuant to the registration statement as discussed above has been translated into U.S. dollars using the noon buying rate for pounds sterling on December 11, 2006, announced by the Federal Reserve Bank of New York, which exchange rate was £1.00 = U.S.$1.9552.) The Company is offering and selling the remaining Notes outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission in connection with the Registration Statement the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated December 12, 2006, between the Company and the Underwriters.

1(b)	Underwriting Agreement, dated May 19, 2006, between the Company and Goldman Sachs International and Lehman Brothers International (Europe)

4(a)	Series Terms Certificate as to the 4.875% Notes Due 2039 of Wal-Mart Stores, Inc.

4(b)	Form of Global Note representing £1,000,000,000 aggregate principal amount of the 4.875% Notes Due 2039 of Wal-Mart Stores, Inc.

5	Legality Opinion of Andrews Kurth LLP dated December 18, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2006

WAL-MART STORES, INC.

By:	/s/ Thomas M. Schoewe
Name: Thomas M. Schoewe
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1(a)	Pricing Agreement, dated December 12, 2006, between Wal-Mart Stores, Inc. and Goldman Sachs International, Citigroup Global Markets Limited, Morgan Stanley & Co. International Limited, Barclays Bank PLC, Deutsche Bank AG, London Branch and The Royal Bank of Scotland plc

1(b)	Underwriting Agreement, dated May 19, 2006, between Wal-Mart Stores, Inc. and Goldman Sachs International and Lehman Brothers International (Europe)

4(a)	Series Terms Certificate as to the 4.875% Notes Due 2039 of Wal-Mart Stores, Inc.

4(b)	Form of Global Note representing £1,000,000,000 aggregate principal amount of the 4.875% Notes Due 2039 of Wal-Mart Stores, Inc.

5	Legality Opinion of Andrews Kurth LLP dated December 18, 2006.